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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

          New Jersey                                            22-2625848
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                     Identification No.)

                                  80 Park Plaza
                                  P.O. Box 1171
                          Newark, New Jersey 07101-1171
                                  973-430-7000
                               http://www.pseg.com
               (Address of principal executive offices) (Zip Code)

                              PSEG FUNDING TRUST II
       (Exact name of registrant as specified in its certificate of trust)

          Delaware                                             44-6629084
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                     Identification No.)

                                  80 Park Plaza
                                  P.O. Box 1171
                          Newark, New Jersey 07101-1171
                                  973-430-7000
                               http://www.pseg.com
               (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box |_|

Securities Act registration statement file number to which this form relates:
333-101400 & 333-101400-03

Securities to be registered pursuant to Section 12 (b) of the Act:

Title of each class                Name of each exchange on which
to be so registered                each class is to be registered
8.75% Preferred Securities         New York Stock Exchange, Inc.

Securities to be registered pursuant to Section 12 (g) of the Act: None

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

1. Description of Registrant's Securities to be Registered

      The description of the Registrant's Preferred Securities to be registered hereunder is incorporated herein by reference to the descriptions included under the captions "Description of the Preferred Trust Securities", "Description of the Trust Debt Securities" and "Description of the Preferred Securities Guarantee" in the Prospectus dated December 5, 2002 included as part of the Registration Statement on Form S-3 of Public Service Enterprise Group
Incorporated and PSEG Funding Trust II (the "Trust") (Registration Nos. 333-101400 and 333-101400-03) and under the captions "Description of the Preferred Securities", "Description of the Junior Subordinated Debentures" and "Description of the Guarantee" in the Prospectus Supplement dated December 11, 2002, which will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended. For purposes of such description, any prospectus supplement relating to the Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which purports to describe the Preferred Securities shall be deemed to be incorporated herein by reference.

2. Exhibits

Exhibit Number                             Description
--------------                             -----------
      1. Registration Statement on Form S-3 (Registration Nos. 333-101400 and 333-101400-03) filed with the
                              Securities and Exchange Commission on November 22, 2002 by PSEG and PSEG Funding Trust II is incorporated herein by reference.

      2. Certificate of Trust of the Trust (incorporated by reference to Exhibit 3-1 to the Registration Statement).

      3. Trust Agreement of the Trust (incorporated by reference to Exhibit 3-2 to the Registration Statement).

      4. Amended and Restated Trust Agreement of the Trust dated December 17, 2002.

      5. Indenture between PSEG and Wachovia Bank, National Association, dated as of December 17, 2002 providing for Junior Subordinated Debentures.

      6. Guarantee Agreement between PSEG and Wachovia Bank, National Association dated as of December 17, 2002.

      7. Form of Preferred Security (included in Exhibit 4 above).

      8. Form of Junior Subordinated Debenture (included in Exhibit 5 above).


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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
                                  (Registrant)

                            By: /s/ Morton A. Plawner
                                ---------------------
                                  Morton A. Plawner
                                     Treasurer

Date: December 17, 2002


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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PSEG FUNDING TRUST II
                              ---------------------
                                  (Registrant)

                             By: /s/ Mark G. Kahrer
                                 ------------------
                                   Mark G. Kahrer
                               Administrative Trustee

Date: December 17, 2002